BASIC AND DILUTED NET LOSS PER SHARE (Tables)	12 Months Ended
Dec. 31, 2024
Earnings Per Share [Abstract]
Schedule of Basic and Diluted Net Loss per Share
	Year ended December 31,
	2022	2023	2024
Numerator:

Net loss available to shareholders of ordinary shares	$(130,368)	$(66,504)	$(93,461)

Denominator:
Weighted-average shares used in computing basic and diluted net loss per ordinary shares	40,583,002	41,658,424	44,182,071

Net loss per share, basic and diluted	$(3.21)	$(1.60)	$(2.12)